                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 17
Dividend Reinvestment Plan....................... 22

VKA SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                    [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you          DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW
    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 annualized percent growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped

                                                           Continued on page two

31 basis points. Because bond yields move in the opposite direction of prices, the smaller increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a concentration in high-quality bonds. As of April 30, approximately 48 percent of the Trust's long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Most of the AAA-rated bonds are insured securities, which are extremely liquid and provide the potential for safety of principal. These bonds have tended to perform better when interest rates are falling, which was not the case for most of the period. In addition, approximately 27 percent of long-term investments were rated AA or A, and approximately 25 percent were rated BBB or below. BBB is the lowest credit rating Standard & Poor's assigns to bonds in the investment-grade category.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as Percentage of Long-Term
   Investments as of April 30, 1997


AAA..........   47.6%
AA...........   12.7%
A............   14.4%
BBB..........   19.3%
BB...........    5.6%
B............    0.4%


Based upon credit quality issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover during the reporting period was minimal because market conditions offered few opportunities to add value over existing holdings. The average yields of bonds in the portfolio were higher than current market yields. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk associated with purchasing lower-rated securities.
    Activity focused on purchasing AAA-rated intermediate-term new issues and selling bonds that we believed had achieved their upside potential. By the end of the period, the percentage of AAA-rated bonds in the portfolio rose 2 percent. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.

                                                         Continued on page three

    We maintained a slightly short duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 7.33 compared to 8.10 years for the Lehman Brothers Municipal Bond Index benchmark.

[DIVIDEND HISTORY GRAPH]
Six-month Dividend History
For the Period Ended April 30, 1997

                                   Distribution
                                     per Share
                                   ------------
Nov 1996......................          $.085
Dec 1996......................          $.080
Jan 1997......................          $.080
Feb 1997......................          $.080
Mar 1997......................          $.080
Apr 1997......................          $.080

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1997, the Van Kampen American Capital Advantage Municipal Income Trust generated a total return at market price of -0.10 percent(1). The Trust offered a tax-exempt distribution rate of
6.74 percent(3), based on the closing common stock price of $14.25 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.53 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 7.90 percent discount to its net asset value of $15.47.
    During the period, the earnings of the Trust fell below the distribution rate. As a result, the Board of Trustees approved a slight decrease in its monthly dividend from $0.085 to $0.080 per common share, payable December 31, 1996.

                                                          Continued on page four

Top Five Portfolio Industry Holdings by Sector as of April 30, 1997*
    Single-Family Housing.................................. 16.9%
    Transportation......................................... 13.0%
    Industrial Revenue..................................... 12.3%
    Health Care............................................ 10.9%
    Higher Education.......................................  9.0%

    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKA)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........    (.10%)
Six-month total return based on NAV(2)....................    1.75%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    6.74%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   10.53%

 SHARE VALUATIONS

Net asset value...........................................  $ 15.47
Closing common stock price................................  $14.250
Six-month high common stock price (11/06/96)..............  $15.000
Six-month low common stock price (12/18/96)...............  $13.750
Preferred share (Series A) rate(5)........................   3.750%
Preferred share (Series B) rate(5)........................   3.570%
Preferred share (Series C) rate(5)........................   3.600%
Preferred share (Series D) rate(5)........................   3.750%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  1.4%
$ 6,050   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd)...............................    5.000%   08/15/15  $  5,546,519
  1,500   Huntsville-Madison Cnty, AL Arpt Auth Arpt
          Terminal Rev (MBIA Insd).........................    5.400    07/01/19     1,408,650
                                                                                  ------------
                                                                                     6,955,169
                                                                                  ------------
          ALASKA  1.8%
 10,000   Alaska St Hsg Fin Corp Ser A Rfdg (c)............    5.000    12/01/18     8,875,400
                                                                                  ------------
          ARIZONA  1.0%
  4,570   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)
          (c)..............................................    7.250    07/15/10     5,040,664
                                                                                  ------------
          CALIFORNIA  4.3%
  4,215   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent..............................    5.450    10/01/13     4,027,685
  5,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A.................................    5.250    12/01/13     4,737,300
  2,500   Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
          Constr Rfdg (AMBAC Insd).........................    5.000    03/01/11     2,365,925
  7,500   Los Angeles Cnty, CA Tran Comm Sales Tax Rev Prop
          C Ser A (Prerefunded @ 07/01/02).................    6.500    07/01/20     8,221,500
  1,500   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)............................................    6.000    07/01/07     1,597,380
                                                                                  ------------
                                                                                    20,949,790
                                                                                  ------------
          COLORADO  3.7%
  8,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C.................................        *    08/31/26     1,044,820
  2,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B1...............................................    7.900    12/01/25     2,771,675
  1,660   Colorado Hsg Fin Auth Single Family Pgm Sr Ser D1
          Rfdg.............................................    8.000    12/01/24     1,866,388
  5,130   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          E................................................    8.125    12/01/24     5,617,094
  2,000   Denver, CO City & Cnty Arpt Rev Ser B............    7.500    11/15/25     2,066,420
  3,215   Denver, CO City & Cnty Arpt Rev Ser C............    6.350    11/15/01     3,361,443
  1,000   Meridian Metro Dist CO Rfdg......................    7.500    12/01/11     1,093,690
                                                                                  ------------
                                                                                    17,821,530
                                                                                  ------------
          CONNECTICUT  0.2%
  1,000   Connecticut St Dev Auth Wtr Fac Rev Brdgeport
          Hydraulic........................................    6.150    04/01/35     1,001,610
                                                                                  ------------
          DISTRICT OF COLUMBIA  1.1%
  5,000   District of Columbia Rev Howard Univ Ser A (MBIA
          Insd)............................................    7.250    10/01/20     5,423,050
                                                                                  ------------
          GEORGIA  1.1%
  1,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser B...    7.900    12/01/18     1,072,380
  3,770   Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
          Oglethorpe Pwr Corp Scherer Ser A................    6.800    01/01/12     4,186,095
                                                                                  ------------
                                                                                     5,258,475
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          HAWAII  1.5%
$ 5,045   Hawaii St Arpt Sys Rev 2nd Ser (FGIC Insd).......    7.500%   07/01/20  $  5,486,135
  1,705   Hawaii St Hsg Fin & Dev Corp Single Family Mtg
          Purp Rev Ser A (FHA Gtd).........................    8.125    07/01/17     1,767,505
                                                                                  ------------
                                                                                     7,253,640
                                                                                  ------------
          ILLINOIS  6.5%
  1,620   Aurora, IL Single Family Mtg Rev Ser B Rfdg (GNMA
          Collateralized)..................................    8.050    09/01/25     1,790,716
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev American
          Airls Inc Proj Ser B.............................    7.875    11/01/25     3,230,820
  5,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
          Terminal (MBIA Insd).............................    6.750    01/01/18     5,336,750
  5,000   Chicago, IL Sch Fin Auth Ser A (MBIA Insd) (c)...    5.000    06/01/09     4,785,400
  3,000   Cicero, IL (MBIA Insd)...........................    6.500    12/01/14     3,231,450
  3,000   Illinois Dev Fin Auth Solid Waste Disposal Rev...    5.950    12/01/24     2,946,780
  3,545   Illinois Edl Fac Auth Rev Lake Forest College
          (FSA Insd).......................................    6.750    10/01/21     3,820,907
  5,000   Regional Tran Auth IL Ser B (AMBAC Insd).........    8.000    06/01/17     6,410,800
                                                                                  ------------
                                                                                    31,553,623
                                                                                  ------------
          INDIANA  1.4%
  4,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
          Proj (MBIA Insd).................................    6.850    07/01/22     4,334,960
  2,000   Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
          Hosp Rfdg (FSA Insd).............................    7.000    08/15/15     2,291,500
                                                                                  ------------
                                                                                     6,626,460
                                                                                  ------------
          KANSAS  2.2%
  5,500   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)............................    7.000    06/01/31     5,948,030
  1,395   Sedgwick & Shawnee Cntys, KS Single Family Rev
          Coll Mtg Ser A Rfdg (GNMA Collateralized)........    8.050    05/01/24     1,543,665
  2,955   Sedgwick Cnty, KS Single Family Mtg Rev Coll Ser
          A Rfdg (GNMA Collateralized).....................    8.125    05/01/24     3,249,377
                                                                                  ------------
                                                                                    10,741,072
                                                                                  ------------
          KENTUCKY  2.9%
  1,755   Kenton Cnty, KY Arpt Brd Arpt Rev Rfdg
          Cincinnati/Nrthn KY Intl Ser A (MBIA Insd) (b)...    5.850    03/01/04     1,774,919
  7,750   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................    7.125    02/01/21     8,211,357
  4,450   Louisville & Jefferson Cnty, KY Metro Swr Dist
          Drainage Rev Rfdg (MBIA Insd)....................    5.300    05/15/19     4,156,701
                                                                                  ------------
                                                                                    14,142,977
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          LOUISIANA  1.7%
$ 1,950   Louisiana Hsg Fin Agy Mtg Rev Multi-Family
          Emerald Pointe Apts (FHA Gtd)....................    7.100%   11/01/33  $  2,037,146
  2,515   Louisiana Hsg Fin Agy Mtg Rev Single Family
          Access Pgm Ser B (GNMA Collateralized)...........    8.000    03/01/25     2,803,269
  3,000   Saint Charles Parish, LA Environmental Impt Rev
          LA Pwr & Lt Co Ser A (AMBAC Insd)................    6.875    07/01/24     3,269,910
                                                                                  ------------
                                                                                     8,110,325
                                                                                  ------------
          MARYLAND  1.9%
  9,000   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Single Family Pgm 3rd Ser (FHA Gtd)..............    7.375    04/01/26     9,280,440
                                                                                  ------------
          MASSACHUSETTS  2.9%
  2,500   Chelsea, MA Sch Proj Ln Act 1948 (AMBAC Insd)....    6.500    06/15/12     2,685,650
  3,955   Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
          A Rfdg...........................................    5.500    03/01/12     3,944,757
  2,250   Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
          B Rfdg (MBIA Insd)...............................    6.000    03/01/10     2,332,957
  3,500   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser A Rfdg (AMBAC Insd)......................    5.000    07/01/10     3,318,420
  2,250   Massachusetts St Hlth & Edl Fac Auth Rev Saint
          Mem Med Cent Ser A...............................    6.000    10/01/23     1,980,608
                                                                                  ------------
                                                                                    14,262,392
                                                                                  ------------
          MICHIGAN  4.1%
  1,680   Michigan Higher Edl Fac Auth Rev Ltd Oblig Hope
          College Proj Rfdg (Connie Lee Insd)..............    7.000    10/01/14     1,853,208
  3,350   Michigan St Hosp Fin Auth Rev Hosp Mid-MI Oblig
          Group............................................    6.800    12/01/14     3,602,088
 10,900   Michigan St Hsg Dev Auth Rental Hsg Rev Ser A
          Rfdg.............................................    6.600    04/01/12    11,364,449
  3,000   Michigan St Strategic Fund Ltd Oblig Rev Ser CC
          Rfdg (FGIC Insd).................................    6.950    09/01/21     3,240,090
                                                                                  ------------
                                                                                    20,059,835
                                                                                  ------------
          MISSISSIPPI  2.9%
  6,795   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser B (GNMA Collateralized) (c).......    7.900    03/01/25     7,496,108
  2,445   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)...........    8.125    12/01/24     2,706,273
  3,410   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)...........    8.100    12/01/25     3,784,725
                                                                                  ------------
                                                                                    13,987,106
                                                                                  ------------
          MISSOURI  0.5%
  2,100   Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)............................................    6.900    09/01/10     2,307,417
                                                                                  ------------
          NEW HAMPSHIRE  0.2%
  1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd) (b)...........    6.300    05/01/22     1,020,690
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------

          NEW JERSEY  5.4%
$10,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (Embedded Cap) (MBIA Insd)..............    5.900%   03/15/21  $ 10,258,300
  8,000   New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Proj Ser A (FGIC Insd)................    6.875    11/01/34     8,715,920
  2,000   New Jersey St Hwy Auth Garden St Pkwy Genl Rev Sr
          Pkwy.............................................    6.250    01/01/14     2,114,020
  4,650   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Ser D Rfdg (MBIA Insd)............    6.550    10/01/29     4,996,099
                                                                                  ------------
                                                                                    26,084,339
                                                                                  ------------
          NEW YORK  26.0%
  1,500   Broome Cnty, NY Ctfs Partn Pub Safety Fac (MBIA
          Insd) (c)........................................    5.250    04/01/15     1,423,140
  1,500   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd)......................................    5.625    07/01/27     1,467,900
  1,500   Metropolitan Tran Auth NY Tran Fac Rev Ser K
          Rfdg.............................................    6.250    07/01/11     1,540,320
  1,000   New York City Adjusted Subser A 1 (Embedded
          Cap).............................................    4.640    08/01/12       940,000
  4,250   New York City Indl Dev Agy Civic Fac Rev USTA
          Natl Tennis Cent Proj (FSA Insd).................    6.375    11/15/14     4,531,223
     10   New York City Ser A..............................    8.000    08/15/19        11,161
  1,300   New York City Ser B..............................    7.000    08/15/16     1,386,931
 10,000   New York City Ser B (Embedded Cap)...............    7.590    10/01/16    10,353,800
     25   New York City Ser B (Prerefunded @ 08/15/04).....    7.000    08/15/16        28,253
  2,730   New York City Ser C..............................    7.250    08/15/24     2,912,801
  1,170   New York, NY Ser C...............................    7.125    08/15/12     1,244,190
    145   New York City Ser C (Prerefunded @ 08/15/01).....    7.250    08/15/24       159,294
    480   New York, NY Ser C (Prerefunded @ 08/15/01)......    7.125    08/15/12       523,646
  5,000   New York City Ser I..............................    6.000    04/15/12     4,975,450
  2,525   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)........................    5.500    05/15/25     2,418,925
  2,550   New York St Dorm Auth Rev Mental Hlth Services
          Fac Ser B........................................    5.750    08/15/11     2,513,153
  3,970   New York St Dorm Auth Rev City Univ Sys Ser F....    5.000    07/01/14     3,499,277
  2,000   New York St Dorm Auth Rev City Univ Sys Ser F....    5.000    07/01/20     1,716,660
  2,600   New York St Dorm Auth Rev Cons City Univ Sys 2nd
          Genl Ser A.......................................    5.750    07/01/13     2,576,834
  5,050   New York St Dorm Auth Rev Cons City Univ Sys 2nd
          Genl Ser B.......................................    5.375    07/01/07     4,956,625
  3,100   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A................................................    5.625    07/01/16     3,004,365
  4,050   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................    5.300    05/15/07     3,951,464
  5,000   New York St Dorm Auth Rev St Univ Edl Fac Ser A
          Rfdg.............................................    5.500    05/15/08     4,967,200
  2,000   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg.............................................    7.500    05/15/11     2,309,860


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------

          NEW YORK (CONTINUED)
$ 3,000   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co of NY Inc Proj Ser A..............    6.750%   01/15/27  $  3,152,880
  2,615   New York St Med Care Fac Fin Agy Rev (Prerefunded
          @ 02/15/01)......................................    7.500    02/15/21     2,912,587
  1,090   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Ser B............................................    7.375    02/15/14     1,152,446
  1,150   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Ser B (Prerefunded @ 08/15/99)...................    7.375    02/15/14     1,238,044
  1,560   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Services Fac Ser A...............................    7.500    02/15/21     1,717,466
  5,000   New York St Med Care Fac Fin Agy Rev NY Downtown
          Hosp Ser A.......................................    6.800    02/15/20     5,225,700
  6,750   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd) (c)...........................    6.300    08/15/06     7,335,090
  7,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd)...............................    6.400    08/15/07     7,642,180
  2,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd)...............................    6.600    02/15/11     2,161,900
  3,000   New York St Pwr Auth Rev & Genl Purp Ser Y.......    6.750    01/01/18     3,253,830
  5,695   New York St Thruway Auth Svc Contract Rev Loc Hwy
          & Brdg...........................................    5.750    04/01/08     5,712,996
  7,500   New York St Thruway Auth Svc Contract Rev Loc Hwy
          & Brdg...........................................    5.250    04/01/13     6,913,425
  7,405   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 6........................................    5.250    01/01/11     6,956,997
  5,500   Port Auth NY & NJ Spl Oblig Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd) (b)..................    5.750    12/01/25     5,367,835
  2,000   Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
          X................................................    6.500    01/01/19     2,129,560
                                                                                  ------------
                                                                                   126,285,408
                                                                                  ------------
          NORTH CAROLINA  2.4%
 11,000   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (MBIA Insd)......................................    6.000    01/01/12    11,656,150
                                                                                  ------------
          OHIO  0.2%
  1,000   Marion Cnty Ohio Hosp Impt Rev Rfdg Cnty Hosp....    6.375    05/15/11     1,016,440
                                                                                  ------------
          OKLAHOMA  1.1%
  3,465   Cent Oklahoma Tran & Pkg Auth Rfdg Pkg Sys (FSA
          Insd)............................................    5.250    07/01/16     3,278,514
  2,000   Oklahoma City, OK Indl & Cultural Fac Trust Rev
          Dist Heating & Cooling Trigen....................    6.750    09/15/17     2,049,380
                                                                                  ------------
                                                                                     5,327,894
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          PENNSYLVANIA  3.0%
$ 3,000   Northeastern, PA Hosp & Edl Auth (AMBAC Insd)....    5.250%   01/01/26  $  2,764,620
  2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          57a..............................................    6.150    04/01/27     1,999,880
  4,000   Pennsylvania Intergovt Coop Auth Spl Tax Rev
          Philadelphia Funding Pgm (Prerefunded @ 06/15/05)
          (FGIC Insd) (c)..................................    6.750    06/15/21     4,463,840
  5,200   Randor Township PA Sch Dist (b)..................    5.750    03/15/26     5,109,728
                                                                                  ------------
                                                                                    14,338,068
                                                                                  ------------
          RHODE ISLAND  1.6%
  7,800   Rhode Island Hsg & Mtg Fin Corp Homeownership
          Oppty Ser 5......................................    6.400    04/01/24     7,905,690
                                                                                  ------------
          TENNESSEE  1.1%
  5,000   Tennessee Hsg Dev Agy Homeownership Proj T.......    7.375    07/01/23     5,211,100
                                                                                  ------------
          TEXAS  5.6%
  1,000   Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser A2 Rfdg...................................    6.800    12/01/04     1,066,920
  1,160   Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser C2 Rfdg...................................    7.100    11/01/04     1,250,689
  5,000   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc...............................    7.250    11/01/30     5,353,700
  5,340   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc..................................    7.625    11/01/21     5,752,782
  1,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc..................................    7.125    11/01/26     1,563,810
  2,280   Houston, TX Arpt Sys Rev Spl Facs People Mover
          Ser A (FSA Insd).................................    5.375    07/15/12     2,176,100
  5,140   Little Elm, TX Indpt Sch Dist Rfdg (PSFG Insd)...    6.750    08/15/29     5,607,329
  2,000   Tarrant Cnty, TX Jr College Dist.................    5.050    02/15/10     1,927,720
  2,000   Texas St Dept Hsg & Cmnty Affairs Single Family
          Rev Mtg Jr Lien Ser A Rfdg.......................    8.100    09/01/15     2,248,300
                                                                                  ------------
                                                                                    26,947,350
                                                                                  ------------
          UTAH  0.8%
  1,500   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd).................................    5.750    07/01/19     1,485,960
  1,000   Saint George, UT Park & Rec (FGIC Insd)..........    5.375    08/01/21       945,560
  1,525   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj.............................................    7.900    06/01/17     1,606,877
                                                                                  ------------
                                                                                     4,038,397
                                                                                  ------------
          WASHINGTON  1.1%
  1,400   King Cnty, WA Hsg Auth Pooled Sr Ser A Rfdg......    6.700    03/01/15     1,454,992
  3,450   Washington St Pub Pwr Supply Sys Nuclear Proj No
          2 Rev Ser B Rfdg (FSA Insd)......................    7.000    07/01/12     3,747,321
                                                                                  ------------
                                                                                     5,202,313
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          WEST VIRGINIA  2.5%
$ 2,500   Berkeley Cnty, WV Bldg Comm Hosp Rev City Hosp
          Proj.............................................    6.500%   11/01/22  $  2,530,425
  5,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................    6.850    06/01/22     5,400,450
  2,000   West Virginia St Hsg Dev Fund Hsg Fin Ser A......    5.550    05/01/17     1,932,080
  2,625   West Virginia St Hsg Dev Fund Hsg Fin Ser A......    5.450    11/01/21     2,505,615
                                                                                  ------------
                                                                                    12,368,570
                                                                                  ------------
          WISCONSIN  1.7%
  5,000   Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A.......................................    6.750    04/01/27     5,252,150
  3,000   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................    6.450    03/01/17     3,093,300
                                                                                  ------------
                                                                                     8,345,450
                                                                                  ------------
          WYOMING  0.5%
  2,370   Wyoming Cmnty Dev Auth Insd Single Family Mtg Ser
          B................................................    6.700    06/01/17     2,471,104
                                                                                  ------------
          PUERTO RICO  2.4%
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
          Rfdg.............................................    5.750    07/01/18       982,500
 10,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
          Cap) (FSA Insd)..................................    6.250    07/01/21    10,762,600
                                                                                  ------------
                                                                                    11,745,100
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  98.7%
  (Cost $455,194,836)...........................................................   479,615,038
SHORT-TERM INVESTMENTS  2.4%
  (Cost $11,600,000) (a)........................................................    11,600,000
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)...................................    (5,577,681)
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $485,637,357
                                                                                  ============

 * Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes cost of long- and short-term investments is $466,794,836; the aggregate gross unrealized appreciation is $27,472,776 and the aggregate gross unrealized depreciation is $3,604,188, resulting in net unrealized appreciation including open futures transactions of $23,868,588.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $455,194,836) (Note 1).................    $479,615,038
Short-Term Investments (Cost $11,600,000) (Note 1)..................................      11,600,000
Cash................................................................................          95,839
Receivables:
  Interest..........................................................................       8,239,780
  Securities Sold...................................................................         204,391
Unamortized Organizational Costs (Note 1)...........................................           3,202
Other...............................................................................           6,812
                                                                                        ------------
      Total Assets..................................................................     499,765,062
                                                                                        ------------
LIABILITIES:
Payables:
  Securities Purchased..............................................................      13,125,223
  Income Distributions--Common and Preferred Shares.................................         331,368
  Investment Advisory Fee (Note 2)..................................................         258,237
  Administrative Fee (Note 2).......................................................          79,457
  Variation Margin on Futures (Note 4)..............................................          68,750
  Affiliates (Note 2)...............................................................          16,700
Accrued Expenses....................................................................         192,180
Deferred Compensation and Retirement Plans (Note 2).................................          55,790
                                                                                        ------------
      Total Liabilities.............................................................      14,127,705
                                                                                        ------------
NET ASSETS..........................................................................    $485,637,357
                                                                                        ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 3,800 issued with
  liquidation preference of $50,000 per share) (Note 5).............................    $190,000,000
                                                                                        ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 19,106,785 shares issued and outstanding)......................         191,068
Paid in Surplus.....................................................................     282,031,706
Net Unrealized Appreciation on Securities...........................................      23,868,588
Accumulated Undistributed Net Investment Income.....................................       1,671,402
Accumulated Net Realized Loss on Securities.........................................     (12,125,407)
                                                                                        ------------
  Net Assets Applicable to Common Shares............................................     295,637,357
                                                                                        ------------
NET ASSETS..........................................................................    $485,637,357
                                                                                        ============
NET ASSET VALUE PER COMMON SHARE ($295,637,357 divided by 19,106,785 shares
  outstanding)......................................................................    $      15.47
                                                                                        ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $14,534,215
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      1,577,093
Administrative Fee (Note 2).................................        485,259
Preferred Share Maintenance (Note 5)........................        256,815
Trustees Fees and Expenses (Note 2).........................         12,833
Custody.....................................................         12,780
Legal (Note 2)..............................................         13,032
Amortization of Organizational Costs (Note 1)...............          3,966
Other.......................................................        168,913
                                                                -----------
    Total Expenses..........................................      2,530,691
                                                                -----------
NET INVESTMENT INCOME.......................................    $12,003,524
                                                                ===========
NET REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................    $   219,529
  Futures...................................................       (270,745)
                                                                -----------
Net Realized Loss on Securities.............................        (51,216)
                                                                -----------
Net Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................     27,349,240
                                                                -----------
  End of the Period:
  Investments...............................................     24,420,202
  Futures...................................................       (551,614)
                                                                -----------
                                                                 23,868,588
                                                                -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................     (3,480,652)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............    $(3,531,868)
                                                                ===========

NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 8,471,656
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Six Months Ended April 30, 1997 and the Year Ended
                          October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


                                                       Six Months Ended    Year Ended
                                                        April 30, 1997   October 31, 1996
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................  $ 12,003,524      $ 24,696,497
Net Realized Gain/Loss on Securities...................       (51,216)        1,803,355
Net Unrealized Appreciation/Depreciation on Securities
  During the Period....................................    (3,480,652)        1,270,738
                                                         ------------      ------------
Change in Net Assets from Operations...................     8,471,656        27,770,590
                                                         ------------      ------------
Distributions from Net Investment Income:
  Common Shares........................................    (9,266,541)      (19,488,524)
  Preferred Shares.....................................    (3,253,623)       (6,886,821)
                                                         ------------      ------------
Total Distributions....................................   (12,520,164)      (26,375,345)
                                                         ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....    (4,048,508)        1,395,245
NET ASSETS:
Beginning of the Period................................   489,685,865       488,290,620
                                                         ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,671,402 and $2,188,042,
  respectively)........................................  $485,637,357      $489,685,865
                                                         ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                     September 25, 1992
                               Six Months                                              (Commencement
                                 Ended              Year Ended October 31              of Investment
                               April 30,    -------------------------------------      Operations) to
                                  1997       1996      1995      1994      1993     October 31, 1992 (a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)...............   $ 15.684   $15.612   $13.992   $17.177   $14.587               $ 14.771
                                 --------   -------   -------   -------   -------               --------
 Net Investment Income........       .628     1.293     1.330     1.354     1.369                   .056
 Net Realized and Unrealized
   Gain/Loss on Securities....      (.184)     .159     1.701    (3.148)    2.408                  (.237)
                                 --------   -------   -------   -------   -------               --------
Total from Investment
 Operations...................       .444     1.452     3.031    (1.794)    3.777                  (.181)
                                 --------   -------   -------   -------   -------               --------
Less:
 Distributions from Net
   Investment Income:
     Paid to Common
       Shareholders...........       .485     1.020     1.020     1.020      .884                    -0-
     Common Share Equivalent
       of Distributions Paid
       to Preferred
       Shareholders...........       .170      .360      .391      .285      .303                   .003
 Distributions from Net
   Realized Gain on
   Securities:
   Paid to Common Shareholders
     (Note 1).................        -0-       -0-       -0-      .067       -0-                    -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...        -0-       -0-       -0-      .019       -0-                    -0-
                                 --------   -------   -------   -------   -------               --------
Total Distributions...........       .655     1.380     1.411     1.391     1.187                   .003
                                 --------   -------   -------   -------   -------               -------
Net Asset Value, End of the
 Period.......................   $ 15.473   $15.684   $15.612   $13.992   $17.177               $ 14.587
                                 ========   =======   =======   =======   =======               ========
Market Price Per Share at End
 of the Period................   $ 14.250   $14.750   $14.375   $12.750   $16.000               $ 13.875
Total Investment Return at
 Market Price (b).............      (.10%)*   9.88%    21.06%   (14.17%)   22.08%                 (7.50%)*
Total Return at Net Asset
 Value (c)....................      1.75%*    7.22%    19.46%   (12.71%)   24.24%                 (2.73%)*
Net Assets at End of the
 Period (In millions).........   $  485.6   $ 489.7   $ 488.3   $ 457.3   $ 518.2               $  468.7
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares................      1.71%     1.72%     1.72%     1.64%     1.66%                  1.12%
Ratio of Expenses to Average
 Net Assets...................      1.04%     1.05%     1.03%     1.00%     1.03%                  1.00%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)..........................      5.90%     5.99%     6.31%     6.81%     6.57%                  3.52%
Portfolio Turnover............       22%*       37%       79%      133%      112%                   15%*

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Advantage Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending September 24, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $12,297,947, which will expire between October 31, 2002 and October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $28,000 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $107,775,146 and $110,548,472, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended April 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................       100
Futures Opened..............................................     1,125
Futures Closed..............................................    (1,025)
                                                                 -----
Outstanding at April 30, 1997...............................       200
                                                                 =====

    The futures contracts outstanding as of April 30, 1997, and the description and unrealized depreciation are as follows:

                                                              Unrealized
                                                 Contracts   Depreciation
-------------------------------------------------------------------------
U.S. Treasury Long Bond Future June 1997--
  Sells to Open (Current notional value of
     $109,281 per contract)....................        200     $ 551,614
                                                 =========     =========

B. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 1,000 shares while Series D contains 800 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on April 30, 1997 was 3.663%. During the six months ended April 30, 1997, the rates ranged from 3.33% to 3.75%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                     2800 Post Oak Blvd., Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.